SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): August 18, 2005

                              SERENA SOFTWARE INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   000-25285                94-2669809
       (State or other          Commission File Number      (I.R.S. employer
jurisdictions of Incorporation)                          identification number)


     2755 CAMPUS DRIVE 3rd FLOOR,
         SAN MATEO, CALIFORNIA                               94403-2538
Address of principal executive offices)                      (zip code)


       Registrant's telephone number, including area code: (650) 522-6600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

This amendment to the Current Report on Form 8-K of Serena Software, the press release dated August 18, 2005, announcing financial results for the quarter ended July 31, 2005, is being furnished solely for purposes of correcting a typographical error in the Condensed Consolidated Balance Sheets furnished as part of Exhibit 99.1 to the original Form 8-K. Exhibit 99.1 to this 8-K/A amends and supersedes the press release dated August 18, 2005, announcing financial results for the quarter ended July 31, 2005, provided in Exhibit 99.1 to the original Form 8-K. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Serena Software distributed an amended version of its press release, entitled "Serena Software Reports Second Quarter Fiscal 2006 Results," including the corrected Condensed Consolidated Balance Sheets attached, on August 18, 2005 via BusinessWire. The version of this press release posted on Serena Software's website did not contain the typographical errors herein.


Item 9.01  Financial Statements and Exhibits

Exhibit(s)

   99.1   Press release dated August 18, 2005,  announcing financial results for
          the  quarter  ended  July  31,  2005,   including   amended  Condensed
          Consolidated Balance Sheets.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SERENA SOFTWARE, INC.


                               By:     /s/ ROBERT I. PENDER JR.
                                       ------------------------
                               Name:   Robert I. Pender Jr.
                               Title:  Senior Vice President, Finance and
                                       Administration, Chief Financial Officer
                                       and Director




Date: August 19, 2005



                                  EXHIBIT INDEX


Exhibit
Number    Description
--------  -----------
  99.1    Press release dated August 18, 2005,  announcing financial results for
          the  quarter  ended  July  31,  2005,   including   amended  Condensed
          Consolidated Balance Sheets.